                                                                       Exhibit 1

                             JOINT FILING AGREEMENT
In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G need be filed by each of the undersigned with respect to the ownership by each of the undersigned of shares of stock of Suiza Foods Corporation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Canaan Capital Limited Partnership
By:     Canaan Capital Management L. P.
        Its General Partner
By:     Canaan Capital Partners L.P.
        Its General Partner

By:               *
        ----------------------------
        General Partner

Canaan Capital Offshore Limited Partnership C. V.
By:     Canaan Capital Management L. P.
        Its General Partner
By:     Canaan Capital Partners L.P.
        Its General Partner

By:               *
        ----------------------------
        General Partner

Canaan Capital Management L. P.
By:     Canaan Capital Partners L.P.
        Its General Partner

By:               *
        ----------------------------
        General Partner

Canaan Capital Offshore Management, N.V.

By:               *
        ----------------------------
        Director

Canaan Capital Partners L.P.

By:               *
        ----------------------------
        General Partner



                               Page 20 of 24 Pages
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                  *
-----------------------------
Harry T. Rein


                  *
-----------------------------
James J. Fitzpatrick


                  *
-----------------------------
Stephen L. Green


                  *
-----------------------------
Deepak Kamra


                  *
-----------------------------
Gregory Kopchinsky


                  *
-----------------------------
Robert J. Migliorino


                  *
-----------------------------
Eric A. Young


                                                    *By:    /s/ Guy M. Russo
                                                        ---------------------
                                                            Guy M. Russo
                                                            Attorney-in-Fact
-----------------------------------------------------------------------------
This Schedule 13G was executed by Guy M. Russo pursuant to Powers of Attorney a copy of which is filed herewith as Exhibit 2.


                              Page 21 of 24 Pages